SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K



                              CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (date of earliest event reported):   September 25, 2000



                         Nyer Medical Group, Inc.
          (Exact Name of Registrant as Specified in its Charter)


    Florida                        000-20175                01-04699607
   (State or other jurisdiction   (Commission              (IRS Employer
   of incorporation)              File Number)            Identification No.)


                 1292 Hammond Street, Bangor, Maine  04401
          (Address of principal executive offices)    (Zip Code)


   Registrant's telephone number, including area code    (207) 942-5273



                                    N/A
       (Former name or former address, if changed since last report)










ITEM FOUR. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On September 25, 2000, Nyer Medical Group, Inc. (the Company") engaged Sweeney, Gates & Co. ("Sweeney") as its independent certified public accountants to replace PricewaterhouseCoopers, LLP,("PWC"), who resigned July 25, 2000.

The Company has not consulted with Sweeney on any matters during the past two fiscal years and through September 25, 2000. The Company has authorized PWC to respond fully to any inquires from Sweeney relating to their engagement as the Company's independent accountant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)   Exhibits.

16.1 Letter of Resignation (Incorporated by Reference to Exhibit A to Form 8-K filed by the Company on August 1, 2000).

16.2 Letter from PricewaterhouseCoopers, LLP on change in independent accountant (Incorporated by Reference to Exhibit 16.1 to Form 8-K filed by the Company on August 1, 2000).































                                     Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934,

   the registrant has duly caused this to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Nyer Medical Group, Inc.
                                          (Registrant)


By (Signature and Title): /s/ Karen L. Wright
                              Karen L. Wright,
                              Chief Financial Officer





Date:  October 2, 2000